Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

17. INCOME TAXES

(Loss) income before income tax expense and equity in earnings of joint venture consists of the following:

	For the year ended December 31,
	2010	2009	2008
In millions
U.S.	$(157.8)	$(178.9)	$215.9

Foreign	145.3	78.7	369.1

	$(12.5)	$(100.2)	$585.0

Income tax (benefit) expense consists of the following:

	Current	Deferred	Total
In millions
Year ended December 31, 2010:

U.S. Federal	$(46.6)	$(29.6)	$(76.2)

State and local	(3.8)	(2.3)	(6.1)

Foreign	44.2	(15.2)	29.0

	$(6.2)	$(47.1)	$(53.3)

Year ended December 31, 2009:

U.S. Federal	$(25.0)	$(13.4)	$(38.4)

State and local	(2.4)	0.4	(2.0)

Foreign	9.0	(10.8)	(1.8)

	$(18.4)	$(23.8)	$(42.2)

Year ended December 31, 2008:

U.S. Federal	$45.5	$44.0	$89.5

State and local	(2.3)	1.0	(1.3)

Foreign	100.4	6.8	107.2

	$143.6	$51.8	$195.4

Effective Tax Rate. Income tax (benefit) expense differed from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes, equity in loss of joint venture and minority interests. The "Effect of foreign operations" includes the net reduced taxation of foreign profits from combining jurisdictions with rates above and below the U.S. federal statutory rate and the impact of U.S. foreign tax credits.

	For the year ended December 31,
	2010	2009	2008
Income tax at federal statutory rate	(35.0)%	(35.0)%	35.0%

Increase (reduction) in income taxes:

Effect of foreign operations	(47.4)	(15.2)	7.5

Foreign incentives	(121.6)	(9.6)	(6.3)

Foreign repatriation	(91.7)	(1.8)	0.9

State income taxes, net of Federal benefit	(26.8)	(2.3)	0.4

Tax authority positions, net	(97.0)	22.1	(3.7)

Other, net	(6.9)	(0.2)	(0.4)

Effective tax (benefit) expense rate	(426.4)%	(42.0)%	33.4%

The 2010 net benefit is the result of a benefit associated with the mix of earnings and losses amongst domestic and foreign locations. The domestic impact is the combination of U.S. losses, the closure of the 2006/2007 IRS exam, as separately discussed, reduced by the tax effect from a deemed repatriation of earnings from a certain foreign subsidiary. The foreign impact is a net tax expense lower than the US federal income tax rate due to lower statutory tax rates and available tax incentives. The 2009 amount is a result of a benefit associated with net worldwide losses. The 2008 tax expense includes the non-taxable loss for the mark-to-market adjustment associated with the Suntech warrant and tax impact related to distributions to the U.S. from two foreign subsidiaries.

Certain of our Asian subsidiaries have been granted a concessionary tax rate of between 0% and 5% on all qualifying income for a period of up to five to ten years based on investments in certain machinery and equipment and other development and expansion activities, resulting in a tax benefit for 2010, 2009 and 2008 of approximately $15.0 million, $9.6 million and $37.0 million, respectively. Under the awards, the income tax rate for qualifying income will be taxed at an incentive tax rate lower than the corporate tax rate. The Company is in compliance with the qualifying condition of their tax incentives. The last of these incentives will expire between 2013 and 2020.

During the quarter ended June 30, 2010, we concluded the Internal Revenue Service ("IRS") examination for the 2006 and 2007 tax years and, as a result, we recorded favorable and unfavorable adjustments to our accrual for uncertain tax positions. We received proposed taxable income adjustments from the IRS related to various cost allocations and taxable income adjustments attributable to our foreign operations. The settlement of those positions resulted in an increase to the accrual of $29.9 million. The resolution of these matters resulted in an assessment of $31.6 million, which included penalties and interest of $5.0 million, net of $2.3 million of federal benefit. Additionally, MEMC had uncertain tax positions for deductions and tax credits that were effectively settled during the exam which reduced the accrual by $51.0 million. The net effect to our tax provision for the closure of the exam was a $15.5 million tax benefit.

We are currently under examination by the IRS for the 2008 and 2009 tax years. Additionally, due to the carryback of our 2009 net operating loss for utilization against the 2007 tax liability, the IRS has re-opened the 2007 tax year for further review. We believe it is reasonably possible that some portions of the examination could be completed within the next twelve months; however, the results of the examination and any potential settlement are not reasonably estimable at this time.

During 2009, we determined that the undistributed earnings of one of our foreign wholly-owned subsidiaries would be remitted to the United States in the foreseeable future. These earnings were previously considered permanently reinvested in the business and the unrecognized deferred tax asset related to these earnings was not recognized. The deferred tax effect of this newly planned remittance was recorded as a discrete net income tax benefit in the amount of $2.4 million in the year ended December, 31 2009 and an additional benefit of $11.3 million for the year ended December 31, 2010. As of December 31, 2010, federal and state income taxes have not been provided on accumulated but undistributed earnings of foreign subsidiaries aggregating approximately $866.4 million and $809.5 million at December 31, 2010 and 2009, respectively, because such earnings have been permanently reinvested in the business. The determination of the amount of the unrecognized deferred tax liability related to our undistributed earnings is not practicable.

Uncertain Tax Positions. A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	For the year ended December 31,
	2010	2009
In millions

Beginning of year	$69.4	$53.0
Additions based on tax positions related to the current year	—	3.1
(Reductions) additions for tax positions of prior years	(18.4)	14.3
Reductions related to settlements with taxing authorities	(24.3)	(1.0)

End of year	$26.7	$69.4

At December 31, 2010 and 2009, we had $32.1 million and $74.0 million, respectively, of unrecognized tax benefits, net of federal, state and local deductions, associated with open tax years for which we are subject to audit in various federal, state and foreign jurisdictions. The change to the reserve included a decrease for the closure of the 2006/2007 examination in the United States of $51.0 million, as separately discussed and an increase of $9.1 million related to various cost allocations and taxable income adjustments attributable to our foreign operations and current year interest. For the year ended December 31, 2009, we recorded additional liabilities of $18.1 million including interest, related to various cost allocations and taxable income adjustments attributable to our foreign operations. All of our unrecognized tax benefits at December 31, 2010 and 2009 would favorably affect our effective tax rate if recognized. We are subject to examination in various jurisdictions for the 2003 through 2009 tax years.

During the years ended December 31, 2010 and 2009, we recognized approximately $0.8 million and $1.4 million, respectively, in interest and penalties and had approximately $1.7 million and $4.3 million accrued at December 31, 2010 and 2009, respectively, for the payment of interest and penalties.

Deferred Taxes. The tax effects of the major items recorded as deferred tax assets and liabilities are:

	As of December 31,
	2010	2009

In millions

Deferred tax assets:

Inventories	$9.1	$11.1

Expense accruals	49.0	38.3

Solar energy systems	63.8	34.0

Pension, medical and other employee benefits	19.6	20.0

Foreign repatriation	9.1	2.4

Net operating loss carryforwards	60.9	29.5

Foreign tax credits	38.1	—

Other	26.7	17.2

Total deferred tax assets	276.3	152.5

Valuation allowance	(47.2)	(21.4)

Net deferred tax assets	229.1	131.1

Deferred tax liabilities:

Property, plant and equipment	(55.8)	(1.6)

Other	(0.6)	(2.4)

Total deferred tax liabilities	(56.4)	(4.0)

Net deferred tax assets	$172.7	$127.1

The solar energy systems deferred tax asset of $63.8 million is entirely associated with the Solar Energy segment. For tax purposes, income is recognized in the initial transaction year for all solar system sales and sale leasebacks; Note 2 discusses the book accounting for each of the different revenue recognition policies. The deferred tax asset represents the future disallowance of deferred book revenue recognized in post transaction years.

Our deferred tax assets and liabilities, netted by taxing location, are in the following captions in the Consolidated Balance Sheets:

	As of December 31,
	2010	2009
In millions

Current deferred tax assets, net (recorded in prepaids and other current assets)	$33.4	$31.8
Non-current deferred tax assets, net	139.3	95.3

	$172.7	$127.1

Our net deferred tax assets totaled $172.7 million at December 31, 2010 compared to $127.1 million at December 31, 2009. In 2010, the increase of $45.6 million in net deferred tax assets is primarily attributed to additional deferred tax assets associated with future disallowances of deferred book revenue of solar energy systems, foreign tax credits generated from current year carryback, and net operating losses from the purchase of Solaicx. The assets have been offset by increased liabilities for property, plant and equipment of $54.2 million due to bonus depreciation and other decreases to various deferred tax assets. At December 31, 2010, we have valuation allowances of $47.2 million, primarily related to net operating losses acquired through the purchases of SunEdison and Solaicx, reducing our net deferred tax assets to $172.7 million. We believe that it is more likely than not, with our projections of future taxable income and tax planning strategies, that we will generate sufficient taxable income to realize the benefits of the net deferred tax assets (which have not been offset by a valuation allowance) at December 31, 2010.

At December 31, 2010 and 2009, the Company had a $5.7 million and $3.3 million deferred tax asset for state income tax loss and credit carryforwards. These carryforwards are scheduled to expire in 2031 if unused. Additionally, at December 31, 2010, we had deferred tax assets associated with net operating loss carryforwards of $14.0 million in certain foreign jurisdictions; if unused, these will expire in 2018. We also had a deferred tax asset of $37.5 million related to net operating losses associated with the acquisitions of SunEdison and Solaicx which have a full valuation allowance as described above.